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                                                                   EXHIBIT 10.24

                      Amendment to Asset Purchase Agreement

                  This First Amendment to the Asset Purchase Agreement (this "Amendment") is entered into on this 13th day of March, 2000, by and among HMT Inc., a Delaware corporation ("Buyer"), ITEQ, Inc., a Delaware corporation ("Parent"), ITEQ Storage Systems, Inc., a Minnesota corporation ("ITEQ Storage"), ITEQ Construction Services, Inc., a Delaware corporation ("ITEQ Construction") and ITEQ Tank Services, Inc., a Delaware corporation ("ITEQ Tank"), pursuant to that certain Asset Purchase Agreement (the "Agreement"), dated as of January 28, 2000. As used herein, ITEQ Storage, ITEQ Construction and ITEQ Tank are hereinafter sometimes referred to individually as a "Seller" and collectively as the "Sellers".

                                   Background

                  1. Pursuant to Section 5.3(iv) of the Agreement, subject to the other terms and conditions therein, the Buyer, on the one hand, or Parent and Sellers on the other hand, may terminate the Agreement in the event that Closing shall not have occurred prior to March 13, 2000 (the "Termination Date").

                  2. Buyer, Parent and Sellers agree that an extension of the Termination Date is to the mutual benefit of both parties and that an extension of the Closing is warranted.

                  3. All capitalized terms used and not otherwise defined herein shall have their respective meaning provided in the Agreement

                                      Terms

                  In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Section 5.1(i) of the Agreement shall be amended in its entirety as follows:

                  (i) Good Standing Certificate of Sellers. Each Seller shall have delivered to Buyer a certificate of good standing dated not earlier than March 3, 2000, certifying that such Seller is a corporation in good standing in each jurisdiction set forth in Section 2.2 of the Disclosure Letter.

                  2. Section 5.3(a)(iv) of the Agreement shall be amended in its entirety as follows:

                  (iv) By Buyer, on the one hand or Parent and Sellers, on the other hand, if Closing shall not have occurred on or prior to March 17, 2000 (the "Termination Date"), provided, that Buyer or Parent may terminate this Agreement pursuant to this subparagraph (iv) only if Closing shall not have occurred by such date for a reason other than a material breach by such party of any of the provisions hereunder.


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                  3. This Amendment shall be governed by and construed and
enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York. This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument. Except as amended hereby, the Parties acknowledge and agree that the Agreement shall remain in full force and effect, and the Parties hereby ratify, confirm and adopt the Agreement, as amended hereby.



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         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment as of the date first written above.


                                    HMT INC.


                                    /s/ Jonathan P. Wendell
                                    --------------------------------------------
                                    Jonathan P. Wendell,
                                    President



                                    ITEQ, INC.


                                    /s/ William P. Reid
                                    --------------------------------------------
                                    William P. Reid,
                                    President and Chief Executive Officer



                                    ITEQ STORAGE SYSTEMS, INC.


                                    /s/ William P. Reid
                                    --------------------------------------------
                                    William P. Reid,
                                    President



                                    ITEQ CONSTRUCTION SERVICES, INC.



                                    /s/ William P. Reid
                                    --------------------------------------------
                                    William P. Reid,
                                    President



                                    ITEQ TANK SERVICES, INC.


                                    /s/ William P. Reid
                                    --------------------------------------------
                                    William P. Reid,
                                    President